Supplement Dated June 15, 2000*
                      to the Prospectus Dated May 1, 2000
    of American Express New Solutions Variable Annuity(SM) 240355 A (05/00)


The following paragraph is added to page 27 after the first paragraph under "The One-Year Fixed Account" heading of "The Fixed Accounts" section of the prospectus:

We will credit an interest rate bonus of 1% over our current interest crediting rate on each new purchase payment you make to the one-year fixed account. This 1% interest rate bonus will apply for a one-year period that begins on the date you make that purchase payment. At the end of the one-year period, we will change the interest rate that applies to that purchase payment as described above and we will no longer credit the 1% interest rate bonus. The 1% interest rate bonus may be more than offset by higher fees and charges (especially the withdrawal charge) associated with the bonus or by the withdrawal charges of another annuity contract you are replacing. Transfers or other allocations into the one-year fixed account are not eligible for the interest rate bonus.



*Valid until April 30, 2001.            This page is not part of the prospectus.